UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23418

JOHN HANCOCK GA MORTGAGE TRUST

(Exact name of registrant as specified in charter)

197 CLARENDON STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

HEIDI KNAPP

TREASURER

197 CLARENDON STREET,

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 378-1870

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock GA Mortgage Trust

Annual Report

December 31, 2025

John Hancock GA Mortgage Trust

December 31, 2025

Table of Contents
Management’s discussion of fund performance .....................................................................................	2
A look at performance .........................................................................................................................	3
Portfolio summary ................................................................................................................................	5
Portfolio of investments ........................................................................................................................	6
Statement of assets and liabilities .........................................................................................................	13
Statement of operations .......................................................................................................................	14
Statements of changes in net assets.....................................................................................................	15
Statement of cash flows .......................................................................................................................	16
Financial highlights...............................................................................................................................	17
Notes to financial Statements ...............................................................................................................	18
Report of the Independent Auditors.......................................................................................................	25
Tax information ....................................................................................................................................	26
Investment objective, principal investment strategies, and principal risks ..................................................	27
Board considerations............................................................................................................................	30
Trustees and Officers ...........................................................................................................................	34
More information..................................................................................................................................	36

John Hancock GA Mortgage Trust

Management’s discussion of fund performance

MANAGED BY

Long Hoang, Daniel A. Walker, Adam Wise, and Ying Yi

The fixed income market delivered broad gains in 2025 as attractive yields, tighter credit spreads, and strong performance across U.S. and emerging market sectors supported returns. The U.S. Federal Reserve’s three late-year rate cuts contributed to a steepening yield curve, lowering short-term yields while longer maturities rose amid fiscal and tariff related volatility, further boosting bond performance.

The investment objective of the fund is to generate current income, and to a lesser extent, capital appreciation. The fund returned 8.63% for the year ended December 31, 2025, due to a stable income stream.

In commercial real estate, three of the four major sectors were stable with slowing supply, positive absorption and flat to moderate rent growth. Office was the outlier with weakness in this sector.

Apartments were the favored investment. National rents were down slightly in Q3 which was the first decline in Q3 since 2009. This was primarily driven by excess supply in the sunbelt markets. The apartment market still had regional variations with oversupply pressure in the southeast, Washington D.C. impacted by federal cutbacks, Boston affected by less foreign student demand, while growth in supply-limited markets in New York, Chicago and San Jose saw stronger rent performance.

The industrial leasing market had strong performance in 2025 with leasing activity up substantially year over year resulting from demand for quality, Class A space. Vacancy rose slightly due to ongoing supply. The development pipeline increased driven by build to suit and owner-user projects. Demand for manufacturing leasing increased fueled by nearshoring and EV/battery production facilities. Rents had moderate growth with some markets offering more flexible terms and concessions where supply-demand imbalances existed.

Retail rebounded following vacancy created by bankruptcies of some larger retailers in 2024-2025 (Rite Aid, Party City, Big Lots, and Joann). Discount retailers Burlington, Aldi and Dollar Stores have filled many of the vacancies although landlords generally had to make capital investments to reconfigure space and/or provide tenant allowances to secure new leases. Retail sales were solid despite some signs of a softening economy and a more disciplined consumer. Construction remained muted due to costs. Lack of supply was a benefit to this sector.

The office market showed signs of improvement in 2025. The office space construction pipeline shrunk while overall supply declined as buildings were removed from inventory, primarily through conversions. Return-to-office trends gradually increased, with a slow upward trend for large corporations. Class A offices outperformed older buildings.

Commercial real estate capital markets remained broadly liquid across most categories. Commercial mortgage loan originations rose significantly in 2025. Originations surged in several sectors, most notably office, retail, hotel, and apartments.

Collateralized mortgage-backed securities (CMBS) lending gained momentum, driven by large Single-Asset, Single-Borrower (SASB) transactions and the appeal of higher leverage and extended interest-only periods. Life insurance companies remain active in large-loan markets, employing varied strategies with differing risk appetites and are significant buyers of SASB bonds, even though CMBS has taken a larger share of the large-loan segment. Meanwhile, multifamily agencies (Fannie Mae and Freddie Mac) were highly competitive in 2025.

The views expressed in this report are exclusively those of Manulife Investment Management Private Markets (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report, if any, may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

John Hancock GA Mortgage Trust

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2025

				Cumulative total returns
	Average annual total returns (%)				(%)
			Since fund		Since fund
	1-Year	5-Year	inception1	5-year	inception1
At Net asset value	8.63	0.41	3.49	2.08	27.04

Bloomberg U.S. Corporate Bond Index	7.77	-0.09	3.24	-0.44	24.94

1From 1-13-19.

Performance figures assume all distributions have been reinvested.

The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Current performance may be higher or lower than the performance cited.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

John Hancock GA Mortgage Trust

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock GA Mortgage Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Corporate Bond Index.

At Net asset value

Bloomberg U.S. Corporate Bond Index

Ending values 12-31-25

$13,000

$12,704 $12,494

10,000
9,000
1-11-19	12-19	12-20	12-21	12-22	12-23	12-24	12-31-25

The Bloomberg U.S. Corporate Bond Index tracks the investment grade, fixed-rate, taxable corporate bond market.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The returns reflect past results and should not be considered indicative of future performance.

John Hancock GA Mortgage Trust

Portfolio summary 12-31-25

Portfolio Composition as of 12-31-25 (% of net assets)

Commercial mortgage loans	94.3
Short-term investments and other	5.7
Top 10 Issuers as of 12-31-25 (% of net assets)
POP 3 Ravinia LLC	3.8
Regent Garden Associates LLC	3.8
Downtown Woodinville LLC	2.5
Interpark Holdings LLC	1.9
St. Mark Property LLC	1.6
Resnick Gracie Mews LLC	1.5
Voyager RV Resort MHC	1.4
Crawford Long - CPI LLC	1.2
Wrd Lincoln Shores LLC	1.2
The Residences of Austin Ranch No. 3 M LLC	1.2
TOTAL	20.1

Cash and short-term investments are not included.

John Hancock GA Mortgage Trust

Portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value

Commercial mortgage loans (A) 94.3%				$2,448,149,038
(Cost $2,580,266,588)
Industrial 12.8%				330,901,007
1419 Potrero LLC	3.660	09-01-30	5,184,551	4,784,858
183rd La Palma Investors	5.510	10-01-34	9,800,000	10,193,921
701 Cottontail Lane Associates LLC	3.680	04-01-46	3,940,999	3,244,770
Accord/Pac Members LLC	3.500	09-01-40	7,208,419	6,151,391
American Fork OW LLC	2.900	02-10-36	5,160,208	4,300,698
Arow Fremont Boulevard LLC	4.420	11-05-27	5,000,000	5,011,500
Artesia Capital II LLC	2.470	01-01-29	5,000,000	4,739,250
Bel Bridgeport LLC	2.840	03-01-29	19,300,000	18,291,614
Bel Statesville LP	5.870	07-01-35	23,300,000	24,224,567
Colt Street Partners LLC	3.290	01-01-35	9,182,351	8,093,609
Commerce Industrial Park LLC	2.750	12-01-31	15,000,000	13,410,690
DNP Regio LLC	3.110	10-01-36	11,377,859	9,444,875
GWL 11 Constitution LLC	5.650	05-01-35	8,300,000	8,528,076
Harborgate LLC	2.610	01-01-31	8,847,009	8,005,057
Industry West Commerce Center LLC	2.810	03-01-41	8,920,437	7,020,509
Injans Investments GP	5.510	10-01-34	3,400,000	3,516,654
Macaw Phoebe Investors	5.510	09-01-35	6,600,000	6,818,242
Monro Ponderosa LLC	5.430	07-01-35	10,000,000	10,135,250
Oltmans Investment Company LLC	5.510	10-01-33	4,300,000	4,478,050
Orangewood Properties, Ltd.	2.940	07-01-31	8,600,000	7,873,386
Phase 1A GLC 7 LLC and SLC Port Phase 1A LLC	5.830	09-01-34	4,920,198	5,118,668
Phase 2 GLC 2 LLC	5.780	07-01-34	13,350,508	13,891,978
Rancho San Marino Partners GP	5.510	10-01-34	10,200,000	10,615,650
Rehco Loan LLC	3.000	11-01-51	4,735,460	3,573,568
Rep 2035 LLC	3.260	12-01-35	15,946,531	13,229,242
Rep A 2033 LLC	6.250	10-01-33	18,764,231	19,849,535
RLIF International Parkway SPE LLC	2.890	12-01-33	11,100,000	9,518,661
Roderick Catalyst 5 LLC	5.600	05-01-44	5,382,913	5,380,862
S/K 53 Brunswick Associates LLC	3.160	04-01-31	5,846,138	5,272,965
SLI III LLC	6.490	01-01-34	4,009,307	4,349,300
St. Mark Property LLC	5.810	09-01-36	39,359,223	40,554,877
Warehouse Associates Corp. Centre Shepherd, Ltd.	3.140	02-01-31	8,182,455	7,402,757
Weeks Pierce Holdings LLC	5.500	06-01-35	7,946,856	8,134,290
West Valley Properties, Inc.	2.780	12-01-36	7,000,000	5,602,268
Willow Creek Court LLC	4.530	07-01-52	6,876,907	5,960,910
WPC Triad LLC	2.960	04-01-31	4,625,114	4,178,509
Multifamily 38.4%				996,305,530
1008 Massachusetts Ave. LLC	4.880	11-01-30	11,500,000	11,452,160
11 West Partners LLC	3.770	05-01-32	9,318,366	8,511,815
257 Ridgewood Ave LLC	3.560	04-01-32	9,972,853	9,277,765
27 Victoria Owners Corp.	5.300	02-01-36	11,000,000	11,073,638
34th St. South LLC	5.840	12-01-34	27,500,000	28,695,013
440 West End Apartments Corp.	5.760	03-01-35	5,200,000	5,422,305
5021 St. LLC	4.390	09-01-40	30,193,807	28,835,659
5757 LLC (B)	5.450	02-01-36	11,500,000	11,552,068
655 Kelton LLC	2.270	04-01-31	4,604,349	4,123,664

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Multifamily (continued)

801 West End Avenue Corp.	2.440	04-01-31	5,500,000	$4,893,928
955 995 Stewart Drive LLC	2.360	01-01-32	20,000,000	17,761,740
Americana Lakewood V LLC	3.110	09-01-32	17,411,364	16,025,072
Americana on the River LLC	2.970	05-01-36	5,031,632	4,250,335
Arboretum LLC	2.800	01-01-29	5,900,000	5,601,442
Aventura at Mid Rivers LLC	2.390	02-01-31	4,150,790	3,769,677
Aventura at Richmond LLC	2.210	01-01-31	3,599,536	3,263,757
Avondale Siesta Pointe Apartments LP	2.550	03-01-33	3,196,396	2,784,639
Bandicoot LLC	2.950	06-01-30	15,000,000	13,910,280
Bayshore Village, Ltd.	5.650	07-01-35	5,000,000	5,150,955
Berkshire Apartments LLC	2.660	03-01-46	5,315,616	4,218,760
BGN Properties Covina Palms LP	5.630	09-01-34	4,881,630	5,078,945
BGN Properties Palm Gate LP	2.860	06-01-32	7,000,000	6,260,149
Bigos Cedars Lakeside LLC	2.530	11-01-31	6,388,106	5,706,367
Bref-Masters Cove LLC	3.070	06-01-29	6,037,544	5,727,523
BW Logan LLC	6.370	04-01-28	1,321,556	1,356,414
Capri Apartments LLC	3.360	04-01-30	6,500,000	6,142,890
Castlewood Associates LLC	2.870	04-01-31	5,000,000	4,562,905
Caton House Apartments LLC	2.740	09-01-36	3,612,379	3,010,036
Cavalier Apartments Partnership	5.250	11-01-34	2,700,000	2,750,495
Chandler Property Development Associates LP	2.550	03-01-33	6,925,523	6,060,747
Chimney Top LLC	2.910	02-01-29	6,800,000	6,447,984
Chimneys of Oak Creek LLC	5.530	10-01-35	6,286,255	6,396,170
CJ’s Pinemeadows Apartments LP	3.380	07-01-41	9,082,786	7,542,945
CLAGB LLC	2.680	02-01-36	5,327,526	4,427,947
Congressional Properties LP	3.210	04-01-47	5,390,929	4,436,551
Copperstone Apartments LP	2.880	04-01-39	4,832,381	4,238,239
CR Ballantyne LLC	3.290	06-01-36	6,200,000	5,187,676
Creekside at Amherst Apartments LLC	3.380	09-01-31	10,392,032	9,885,711
Creekwood Centre Denton LLC	3.400	04-01-32	11,000,000	10,167,696
Crossing Company LP	2.780	10-01-31	6,600,000	5,902,644
Draper Southpoint Apartments LLC	2.520	04-01-31	5,336,970	4,789,109
DTN Waters House LLC	3.300	08-01-31	4,935,347	4,507,596
Eastwood Apartments of Springdale LP	2.490	01-01-36	1,994,569	1,770,290
Edgewater Park Real Estate Associates LLC	2.890	08-01-36	8,400,000	7,168,006
Elizabeth Lake Estates LLC	2.920	05-01-31	4,668,311	4,287,194
Fairgrounds Apartments LP	2.490	01-01-36	2,279,508	2,025,915
Forest Meadows Villas, Ltd.	2.770	12-01-35	1,909,611	1,637,449
Fountainview Terrace Apartments	2.900	07-01-41	3,717,466	3,194,794
Four Seasons Apartments LLC	5.590	03-01-29	5,300,000	5,455,158
FPACP3 Greenville LLC	3.440	03-01-30	8,950,000	8,545,057
Fredwood LLLP	2.740	09-01-36	3,702,688	3,094,503
Gadberry Courts LP	3.330	05-01-32	6,253,788	5,691,291
Gateway MHP, Ltd.	3.950	07-01-29	8,728,376	8,634,686
Georgetown Mews Owners Corp.	2.870	01-01-36	6,006,962	5,113,798
Grande Apartments LP	3.380	07-01-41	7,902,023	6,562,362
Greenhouse Apartments LP	3.380	07-01-41	9,082,786	7,542,945
Harbor Breeze LP	2.400	11-01-31	5,000,000	4,419,980
Hudson Troy Towers Apartment Corp.	6.140	11-01-28	7,111,834	7,436,070

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Multifamily (continued)

Hunters Price LP	3.360	04-01-32 11,500,000		$10,523,397
JGK Garden Grove LP	2.790	02-01-32	3,500,000	3,131,307
Kingswick Apartments LP	3.310	04-01-42 12,012,137		9,909,449
La Costa Vista LLC	2.610	04-01-31	4,454,635	4,008,811
La Verne Village LLC	5.530	10-01-35 10,000,000		10,121,090
Lassen Associates LLC	3.020	07-01-31	5,300,000	4,911,319
Maverick Creek Apartments LLC	4.990	11-01-30	6,200,000	6,282,553
McCue Ventures LLC	5.570	05-01-58 11,193,516		10,847,122
Meramec Station Big Bend Investors LLC	2.780	05-01-41	3,922,674	3,355,762
Mesa Broadway Property LP	2.550	03-01-33	4,261,861	3,712,852
Midway Manor Apartments LP	2.400	11-01-31	3,200,000	2,828,787
Mill Pond, Ltd.	2.870	06-01-36	6,472,732	5,413,191
Monticello Apartments LLC	5.760	11-01-38	3,446,672	3,612,247
Montrose Manor Apartments LLC	2.740	09-01-36	5,147,639	4,314,968
Niederst Portage Towers LLC	2.670	12-01-31	6,175,469	5,536,363
Northbridge Park Company OP, Inc.	3.640	06-01-51	8,827,447	6,986,730
Northland Monterra LLC	2.890	07-01-31 13,500,000		12,251,912
Northridge Garden Associates LLC	3.020	07-01-31	5,300,000	4,911,319
Nostalgia Properties LLC	3.040	05-01-31 16,600,000		15,133,954
Pademelon LLC	3.000	06-01-30	6,000,000	5,576,064
Peace Ranch Madison LLC	5.570	09-01-27	5,000,000	5,040,740
Penndel Apartments LP	3.270	06-01-31	5,248,103	4,850,790
Pepperward Apartments LLC	2.180	01-01-27	3,704,040	3,623,485
Pepperwood Apartments LLC	2.890	10-01-30	3,500,000	3,182,711
Plantation Crossing Apartments LLC	3.040	09-01-31	4,627,436	4,226,931
Platypus LLC	2.950	06-01-30	4,000,000	3,704,908
Plum Grove Rolling Meadows LLC	2.920	03-01-36	3,500,000	2,825,417
Price Greenbriar Plano LLC	3.240	05-01-31	8,000,000	7,330,536
Price London Park, L.P. (B)	5.060	03-01-30	4,600,000	4,790,132
Prime/Scrc SPE LLC	2.650	12-01-31 10,000,000		8,917,380
Raamco Broadwater LLC	3.090	07-01-31	4,270,970	3,638,606
Regency Apartments Vancouver LLC	2.250	04-01-31	4,425,621	3,972,181
Regent Garden Associates LLC	3.250	03-10-35 109,681,682		97,874,996
Resnick Gracie Mews LLC	5.070	12-01-35 40,000,000		39,512,840
Richmar II Apartments LLC	2.930	08-01-36	9,038,321	7,692,036
Rollins Park Apartments Section 2 LP	3.210	04-01-47	9,074,731	7,468,195
Rollins Park Apartments Section 3 LP	3.210	04-01-47	3,863,499	3,179,528
Rose Gardens Senior LP	3.330	05-01-32	7,839,255	7,134,153
Sandstone Tucson LLC	5.820	01-01-29	4,874,978	5,092,758
Sebring Associates/Excelsior Two LLC	2.950	03-08-51	8,942,378	6,763,755
SFI Partnership 12, Ltd.	5.900	11-01-53 16,542,324		16,765,761
Sonoma at Porter Ranch LLC	5.400	05-01-34	9,687,069	9,961,145
Spring Park Apartments	3.440	10-01-31 17,100,000		15,787,900
The Enclave LLC	2.940	05-01-31	5,000,000	4,533,070
The Fairways at Derby Apartments, Ltd.	2.560	01-01-37	4,924,421	4,339,193
The Greens On Blossom Way, Phase II (B)	5.300	02-01-37 12,700,000		12,769,914
The Links at Columbia LP	2.720	05-01-41 15,264,502		12,934,773
The Links at Rainbow Curve LP	2.630	07-01-32	5,499,458	5,198,358
The Residences of Austin Ranch No. 3 M LLC (B)	5.300	02-01-36	30,000,000	30,058,253

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Multifamily (continued)

The Trails at the Crossings Apartments, Ltd.	2.800	01-01-42 15,389,048		$13,068,256
Tivoli Orlando Associates, Ltd.	6.750	10-01-27	8,377,849	8,738,172
Topaz House, Ltd.	3.300	04-01-47 16,192,857		13,473,672
Trail Horse Partners LLC	2.690	04-01-31	5,799,230	5,231,352
Villages at Clear Springs Apartments	3.340	10-01-29 15,000,000		14,320,845
Volunteer Parkridge LLC	3.020	05-01-31	5,500,000	5,014,301
Windsor Place Apartments	3.530	02-01-32	9,054,048	8,443,289
Woodlane Place Townhomes LLC	2.900	05-05-35	8,732,073	7,509,443
Woods I LLC	3.100	07-01-30	6,605,850	6,141,512
Woods Mill Park Apartments LLC	2.610	02-01-41	4,099,307	3,440,118
WRD Lincoln Shores LLC	5.500	09-01-35	29,901,038	30,644,019
Office 15.3%				397,189,803
1131 Wilshire Boulevard LLC	3.520	05-01-31	4,260,761	3,865,213
1600 Dove LP + GS 1600 Dove LLC	3.670	06-01-31	4,097,064	3,155,268
1635 Divisadero Medical Building LLC	3.950	06-01-30	3,166,133	3,079,732
1635 Divisadero Medical Building LLC	6.000	06-01-30	6,427,861	6,709,716
501 Second Street LLC	6.740	07-01-33 10,000,000		10,354,420
900 Wilshire Boulevard LLC	3.080	07-01-31 11,600,000		10,401,766
Aman, Inc.	5.170	12-01-29 21,685,247		21,404,445
Avamer 57 Fee LLC	2.310	11-01-26 10,000,000		9,789,540
Bayside Square Investments LLC	3.480	02-01-42 11,900,000		9,494,796
Central Way Plaza LLC	2.910	03-01-32	9,172,476	8,323,572
Continental Plaza LLC	5.490	01-01-33	4,792,387	5,011,231
Continental Skypark LLC	5.870	08-01-35 24,800,000		25,937,973
Corp. Center West Associates LLC	3.650	04-01-35 12,500,000		11,043,013
Crawford Long - CPI LLC	4.800	06-01-32 31,500,000		31,735,305
Delphi Investors LLC	2.520	01-01-31	8,849,495	7,977,156
Edina Crosstown Medical LLC	3.230	06-01-41 11,338,379		9,964,938
Fairfield 35 Pinelawn LLC	3.450	01-01-42	6,625,655	5,292,328
Farley White CHP LLC (B)	5.400	02-01-36	4,500,000	4,491,603
HCFD Round Rock, Ltd.	6.070	10-01-49 10,870,717		11,035,506
JB IV V LLC	4.580	12-01-32	5,000,000	4,916,070
L&B Depp-Ucepp 5500 Preston Road, Inc.	4.490	07-01-29 18,500,000		18,407,870
LN Bear Creek LLC	5.490	01-01-33	4,792,387	5,011,231
Medical Oaks Pavilion PH III, Ltd.	3.000	11-01-40	8,395,269	7,098,133
Mountain Bay Plaza LLC	7.120	01-01-30	9,535,260	10,123,881
NCHC 3 LLC	3.390	02-01-32 17,136,413		15,686,724
Newton Executive Park LP	2.570	10-01-33	4,158,781	3,633,768
Ocean Pointe Venture Fund LP	4.840	08-01-47	6,941,352	6,350,963
Olympic Mills Commerce Center LLC	4.060	03-01-36	8,874,966	8,219,923
Parc Center Drive Joint Venture	5.480	02-01-32	1,632,515	1,686,685
POP 3 Ravinia LLC	4.460	01-01-42 107,648,084		99,181,778
Quay Works LLC	2.790	12-01-36 11,050,950		9,218,316
Skotdal Mutual LLC	2.860	06-15-31	5,731,512	5,253,527
Switch Building Investors II LP	2.690	06-01-36	3,705,340	3,333,413
Other 6.3%				164,666,215

FSH Boylston, Inc.	5.360	08-01-30 20,000,000		20,267,640
Interpark Holdings LLC	5.860	07-01-33	48,411,474	49,672,980

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Other (continued)

Lassen Self Storage LP	6.030	02-01-35	3,800,000	$3,965,653
Rowland LLC	5.540	08-01-30	7,055,728	7,191,621
SRB1 LLC	5.670	09-01-38	20,000,000	20,662,660
UGP Broadway Stadium East LLC	6.530	11-01-30	25,376,021	26,647,943
Voyager RV Resort MHC	4.100	06-01-29	36,697,167	36,257,718
Retail 21.5%				559,086,483

1360 Summitridge RS LLC	3.500	09-01-30	4,471,548	4,161,804
192 Investors LLC	3.750	08-01-29	15,910,859	15,590,637
8421 Lyndale Avenue South LLC	2.580	11-01-28	4,768,757	4,500,376
AFCC SPE LLC	5.810	04-01-34	14,145,628	14,567,436
Aliso Equities, Ltd. (B)	5.140	03-01-33	8,200,000	8,206,380
Asian Garden LLC	5.930	08-01-35	19,000,000	19,458,223
Beverly West Square Associates LP	5.560	12-01-30	5,118,001	5,304,102
Burroughs LPM LP	2.980	01-01-36	11,145,227	9,348,026
BWP Crown Valley 1 LLC	3.020	04-01-37	15,000,000	11,949,555
Canton R2g Owner LLC	2.810	03-01-29	7,300,000	6,934,730
Carriage Way LLC	3.520	08-01-31	3,648,160	3,338,303
CE Enterprise Partners LLC	4.700	07-01-32	3,872,718	3,832,387
Chapel Hills East LLC	5.950	03-01-34	6,100,000	6,228,838
CIP Group of Homestead LLC	3.060	06-01-33	6,132,252	5,444,287
City Town Center LP + City Town Center Best Buy LP	5.750	01-01-35	5,000,000	5,125,370
Clipperton Partners, L.P.	5.250	12-01-35	6,000,000	5,959,944
Coral Ridge Shopping Center Trust	6.150	06-01-35	20,324,331	21,178,054
Core Power Bridgepointe LLC	5.690	01-01-35	20,000,000	20,386,800
Cross Keys Development Company	2.550	10-01-33	12,171,606	10,676,458
Downtown Woodinville LLC	3.830	06-01-29	65,000,000	64,124,515
Ds Santa Rosa LP	5.730	08-01-35	10,000,000	10,424,870
Elsinore Developers LLC	6.090	02-01-34	5,000,000	5,344,745
Erep Cobbler Crossing II LLC	6.620	12-01-28	3,066,132	3,216,765
Gateway Village Plaza LP	3.420	07-01-31	5,520,578	5,121,341
Goleta Hollister LLC	5.780	01-01-36	16,500,000	16,560,084
Harbor Center Partners LP	4.720	09-01-32	18,100,000	18,048,035
Harbor Center Partners LP	5.630	10-01-32	1,863,235	1,925,270
Howard Lehigh Holdings LLC	5.770	04-01-34	7,532,291	7,749,485
J J Carson LLC	2.950	11-01-31	11,465,153	10,268,639
Kimberly Partners of Albany LP	2.920	12-01-30	4,353,985	3,950,993
La Habra Westridge Partners LP	5.970	09-01-34	20,000,000	21,041,800
Ladera Corporate Terrace South LLC	3.870	06-01-32	7,003,459	6,518,077
LB PCH Associates LLC	3.870	05-01-32	17,057,548	15,878,223
Manoa Shopping Center Associates LP	6.770	03-01-30	2,253,935	2,378,830
Manoa Shopping Center Associates LP	7.060	03-01-30	3,765,537	4,006,012
Meadow and Central LP	3.100	01-01-32	3,663,282	3,337,682
Mesa Town Center LLC	6.180	06-01-35	5,000,000	5,228,935
Nat City SPE LLC	3.980	02-01-35	1,859,900	1,628,856
National City Plaza	4.110	02-01-35	7,995,786	7,359,769
PEP 1929 South Congress Avenue LP	5.460	06-01-30	5,100,000	5,235,436
Platt Partners LP	3.442	05-05-37	14,000,000	11,900,168
Plaza Inv. LP	3.910	05-01-26	25,476,660	25,434,037

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Retail (continued)

PRTC LP	3.130	05-01-32	10,715,415	$9,830,193
SF Lynnwood Crossroads LLC	4.780	09-01-32	3,854,000	3,843,213
SF Mansfield LLC	2.990	04-01-33	5,000,000	4,323,480
SF Stapleton LLC	2.850	03-01-31	4,680,000	4,231,235
Silverado Ranch Centre LLC	7.500	06-01-30	3,792,979	4,050,750
Sm 101 Seven LLC	5.780	01-01-36	2,500,000	2,509,103
Sm 101 Three LLC	5.780	01-01-36	2,000,000	2,007,283
Sm 101 Two LLC	5.780	01-01-36	4,200,000	4,215,294
St. Indian Ridge LLC	6.590	08-01-29	2,880,463	3,008,015
Stony Island Plaza	3.620	10-01-34	5,229,316	4,699,842
Sunnyside Marketplace LLC	3.420	04-01-30	6,603,271	6,302,651
Tanecap 1 LP	2.690	09-01-31	4,511,872	4,014,830
Tempe Square Consolidated LLC (B)	5.380	03-01-33	7,700,000	7,726,842
Town Center Associates	2.790	03-01-29	3,702,300	3,520,524
TSCA-232 LP	6.000	11-01-35	3,494,949	3,622,026
University Festival LC	5.810	05-01-35	8,410,306	8,646,299
Valley Square I LP	5.490	02-01-26	13,990,687	13,999,011
Warwick Devco LP	2.880	07-01-33	6,273,404	5,571,197
Wateridge Goodman Investors LLC	5.980	08-01-35	2,978,071	3,088,578
West Linn Shopping Center Associates LLC	3.160	01-01-32	7,424,366	6,716,074
Westmount Plaza Arlington Plaza Joint Venture	5.820	06-10-34	12,929,840	13,447,835
WG Opelousas LA LLC	7.290	05-01-28	793,887	837,931
	Yield*
	(%) Maturity date		Par value^	Value

Short-term investments 7.4%				$191,596,310
(Cost $191,581,941)
U.S. Government 3.1%				79,102,920
U.S. Treasury Bill	3.606	02-10-26	4,600,000	4,582,366
U.S. Treasury Bill	3.745	02-12-26	7,700,000	7,668,523
U.S. Treasury Bill	3.788	01-08-26	12,700,000	12,692,648
U.S. Treasury Bill	3.795	01-08-26	11,500,000	11,493,343
U.S. Treasury Bill	3.817	01-20-26	8,200,000	8,185,509
U.S. Treasury Bill	3.823	01-20-26	4,500,000	4,492,048
U.S. Treasury Bill	3.826	01-06-26	30,000,000	29,988,483
		Yield (%)	Shares	Value
Short-term funds 4.3%				112,493,390

State Street Institutional U.S. Government Money Market Fund, Premier
Class		3.7239(C) 112,493,390		112,493,390

Total investments (Cost $2,771,848,529) 101.7%				$2,639,745,348

Other assets and liabilities, net (1.7%)				(43,134,470)

Total net assets 100.0%				$2,596,610,878

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Portfolio of investments 12-31-25

Security Abbreviations and Legend

(A)Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.

(B)Security purchased or sold on a when-issued or delayed-delivery basis.

(C)The rate shown is the annualized seven-day yield as of 12-31-25.

*Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

At 12-31-25, the aggregate cost of investments for federal income tax purposes was $2,771,848,529. Net unrealized depreciation aggregated to $132,103,181, of which $23,916,064 related to gross unrealized appreciation and $156,019,245 related to gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.

Financial statements

John Hancock GA Mortgage Trust

Statement of assets and liabilities 12-31-25

Assets
Unaffiliated investments, at value (Cost $2,771,848,529)	$2,639,745,348
Cash	256
Dividends and interest receivable	8,744,455
Receivable for fund shares issued	60,000,000
Total assets	2,708,490,059
Liabilities
Distributions payable	30,412,995
Payable for investments purchased	353,566
Payable for delayed delivery securities purchased	79,200,000
Payable to affiliates
Investment management fees	1,383,470
Accounting and legal services fees	206,359
Trustees’ fees	547
Other liabilities and accrued expenses	322,244
Total liabilities	111,879,181
Net assets	$2,596,610,878
Net assets consist of
Paid-in capital	$2,749,713,297
Total distributable earnings (loss)	(153,102,419)
Net assets	$2,596,610,878
Net asset value per share
Based on 139,382,039 shares of beneficial interest outstanding - unlimited number of shares authorized with no
par value	$18.63

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Statement of operations for the year ended 12-31-25

Investment income
Dividends	$2,733,709
Interest	98,324,785
Other income	535,842
Total investment income	101,594,336

Expenses
Investment management fees	5,100,404
Accounting and legal services fees	805,915
Transfer agent fees	38,306
Trustees’ fees	100,591
Custodian fees	505,393
Mortgage servicing fees	344,340
Professional fees	599,686
Other	173,537
Total expenses	7,668,172
Net investment income	93,926,164

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	576,888
576,888
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	98,277,830
98,277,830
Net realized and unrealized gain	98,854,718
Increase in net assets from operations	$192,780,882

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Statements of changes in net assets

	Year ended	Year ended
	12-31-25	12-31-24

Increase (decrease) in net assets
From operations
Net investment income	$93,926,164	$81,812,460
Net realized gain (loss)	576,888	(458,738)
Change in net unrealized appreciation (depreciation)	98,277,830	(29,400,931)
Increase in net assets resulting from operations	192,780,882	51,952,791
Distributions to shareholders
From net investment income and net realized gain	(94,095,745)	(81,640,383)
Total distributions	(94,095,745)	(81,640,383)
Fund share transactions
Fund shares issued	380,000,000	175,000,000
Total increase	478,685,137	145,312,408

Net assets
Beginning of year	2,117,925,741	1,972,613,333
End of year	$2,596,610,878	$2,117,925,741

Share activity
Shares outstanding
Beginning of year	118,760,047	109,032,224
Shares issued	20,621,992	9,727,823
End of year	139,382,039	118,760,047

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Statement of cash flows for the year ended 12-31-25

Cash flows from operating activities

Net increase in net assets from operations	$192,780,882
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(504,429,230)
Long-term investments sold	301,135,381
Net purchases and sales in short-term investments	(119,191,977)
Net amortization of premium (discount)	(1,259,784)
(Increase) Decrease in assets:
Dividends and interest receivable	(955,554)
Other assets	7,585
Increase (Decrease) in liabilities:
Payable to affiliates	172,958
Other liabilities and accrued expenses	(22,174)
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	(98,277,830)
Net realized (gain) loss on:
Unaffiliated investments	(576,888)
Net cash used in operating activities	$(230,616,631)

Cash flows provided by (used in) financing activities
Distributions to shareholders	$(89,393,113)
Fund shares issued	320,000,000
Net cash flows provided by financing activities	$230,606,887
Net decrease in cash	$(9,744)
Cash at beginning of year	$10,000
Cash at end of year	$256

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Financial highlights

Period ended	12-31-25	12-31-24	12-31-23	12-31-22	12-31-21

Per share operating
performance
Net asset value, beginning of
period	$17.83	$18.09	$17.45	$ 20.84	$21.76
Net investment income1	0.74	0.71	0.68	0.60	0.58
Net realized and unrealized
gain (loss) on investments	0.79	(0.27)	0.63	(3.38)	(0.95)
Total from investment
operations	1.53	0.44	1.31	(2.78)	(0.37)
Less distributions
From net investment income	(0.73)	(0.70)	(0.67)	(0.61)	(0.55)
From net realized gain	—	—	—	—	—2
Total distributions	(0.73)	(0.70)	(0.67)	(0.61)	(0.55)
Net asset value, end of period	$18.63	$17.83	$18.09	$ 17.45	$20.84
Total return (%)	8.63	2.47	7.68	(13.37)	(1.70)

Ratios and supplemental data
Net assets, end of period (in
millions)	$2,597	$2,118	$1,973	$ 1,760	$2,089
Ratios (as a percentage of
average net assets):
Expenses	0.33	0.34	0.35	0.36	0.35
Net investment income	4.05	3.95	3.86	3.25	2.74
Portfolio turnover (%)	13	12	15	39	38

1Based on average daily shares outstanding.

2Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock GA Mortgage Trust

Notes to financial statements 12-31-25

1. Organization

John Hancock GA Mortgage Trust (the fund) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company. The investment objective of the fund is to generate current income and to a lesser extent, capital appreciation.

The fund is only offered to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the 1933 Act), non-U.S. investors within the meaning of Regulation S under the 1933 Act, and other investors eligible to invest in a private placement.

2. Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification (ASC) of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are valued at the end of each month at a minimum. The fund invests primarily in mortgage loans that do not have readily ascertainable market prices. Manulife Investment Management Private Markets (US) LLC (the Advisor), assisted by its Pricing Committee (composed of officers of the Advisor and its affiliates), determines the fair value of the fund’s securities that are not publicly traded or whose market prices are not readily available pursuant to procedures established by the Advisor and adopted by the Board of Trustees. In connection with that determination, portfolio valuations will be prepared in accordance with the Advisor’s valuation policy using proprietary models. In certain instances, valuations may be obtained from independent valuation firms.

Valuation techniques include net present value and discounted cash flow models, comparison with similar instruments for which observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates.

For mortgage investments, the fund uses proprietary valuation models, which are developed from recognized US GAAP valuation approaches under ASC 820. Some or all of the significant inputs into these models may be unobservable and are derived either from observable market prices or rates or are estimated based on unobservable assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Management judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s own assumptions in determining the fair value of investments. Factors used in determining value

John Hancock GA Mortgage Trust

Notes to financial statements 12-31-25

may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Mortgage investments are measured at fair value based on the present value of the expected cash flows of the mortgage. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of mortgage investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the manager believes that a third-party market participant would take into account in pricing a transaction. Mortgage investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.

Other debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other debt obligations are generally classified as Level 2.

Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.

The following is a summary of the values by input classification of the fund’s investments as of December 31, 2025 by major security category or type:

			Level 2	Level 3
	Total		Significant	Significant
	value at	Level 1	observable	unobservable
	12-31-25	quoted price	inputs	inputs
Investments in securities:
Commercial mortgage loans	$2,448,149,038	—	—	$2,448,149,038
Short-term investments	191,596,310	$112,493,390	$79,102,920	—
Total investments in securities	$2,639,745,348	$112,493,390	$79,102,920	$2,448,149,038

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.

Commercial mortgage loans
Balance as of 12-31-24	$2,013,132,191
Purchases	422,163,235
Sales	(82,174,631)
Realized gain (loss)	(298,082)
Net amortization of (premium) discount	(795,939)
Change in unrealized appreciation (depreciation)	96,122,264
Balance as of 12-31-25	$2,448,149,038
Change in unrealized appreciation (depreciation) at period end1	$95,752,761

1Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.

John Hancock GA Mortgage Trust

Notes to financial statements 12-31-25

	Fair value		Significant
	at 12-31-25	Valuation technique	unobservable inputs	Input/ Range	Input Weighted Average*

Commercial mortgage	$2,448,149,038	Discounted cash flow	Discount rate	3.92% - 7.51%	5.13%
loans

*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.

A change to unobservable inputs of the fund’s Level 3 securities as of December 31, 2025 could have resulted in changes to the fair value measurement, as follows:

	Impact to Valuation	Impact to Valuation
Significant Unobservable Input	if input had increased	if input had decreased

Discount rate	Decrease	Increase

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund’s investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

When-issued/delayed-delivery securities. The fund may purchase or sell securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues on debt securities until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.

Commercial mortgage loans. The fund invests in commercial mortgage loans, and to a lesser extent, mezzanine loans and B-notes (to the extent permitted by the fund’s investment restrictions), which are secured by multifamily, commercial or other properties and are subject to risks of delinquency and foreclosure and risks of loss. Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. Full satisfaction of the balloon payment by a commercial borrower is heavily dependent on the availability of subsequent financing or a functioning sales market, as well as other factors such as the value of the property, the level of prevailing mortgage rates, the borrower’s equity in the property and the financial condition and operating

John Hancock GA Mortgage Trust

Notes to financial statements 12-31-25

history of the property and the borrower. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Furthermore, the fund may not have the same access to information in connection with investments in commercial mortgage loans, either when investigating a potential investment or after making an investment, as compared to publicly traded securities.

Commercial mortgage loans are usually non-recourse in nature. Therefore, if a commercial borrower defaults on the commercial loan, then the options for financial recovery are limited in nature. To the extent the underlying default rates with respect to the pool or tranche of commercial real estate loans in which the fund directly or indirectly invests increase, the performance of the fund investments related thereto may be adversely affected. Default rates and losses on commercial loans will be affected by a number of factors, including global, regional and local economic conditions in the area where the properties are located, the borrower’s equity in the underlying property and/or assets and the financial circumstances of the borrower. A decline in specific real estate or credit markets may result in higher delinquencies and defaults. In the event of default, the lender will have no right to assets beyond collateral attached to the commercial mortgage loan. In certain instances, a negotiated settlement or an amendment to the terms of the commercial loan are the only options before an ultimate foreclosure on the commercial property. A foreclosure is costly and often protracted by litigation and bankruptcy restrictions. The ultimate disposition of a foreclosed property may also yield a price insufficient to cover the cost of the foreclosure process and the balance attached to the defaulted commercial loan.

In the event of any default under a mortgage or real estate loan held directly by the fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the profitability of the fund. In the event of the bankruptcy of a mortgage or real estate loan borrower, the mortgage or real estate loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage or real estate loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Additionally, in the event of a default under any senior debt, the junior or subordinate lender generally forecloses on the equity, purchases the senior debt or negotiates a forbearance or restructuring arrangement with the senior lender in order to preserve its collateral.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. Certain mortgage related fees, such as amendment fees and commitment fees, are recorded as Other income when earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

John Hancock GA Mortgage Trust

Notes to financial statements 12-31-25

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Statement of cash flows. A Statement of cash flows is presented when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of December 31, 2025, the fund has a short-term capital loss carryforward of $19,043,055 and a long-term capital loss carryforward of $1,407,837 available to offset future net realized capital gains. These carryforwards do not expire.

As of December 31, 2025, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended December 31, 2025 and 2024 was as follows:

	December 31, 2025	December 31, 2024
Ordinary income	$94,095,745	$81,640,383

As of December 31, 2025, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at December 31, 2025.

3. Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

4. Fees and transactions with affiliates

The Advisor serves as investment advisor for the fund. The fund does not have a principal underwriter. The fund has entered into a Placement Agency Agreement with John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, to offer to sell shares of the fund. The Advisor is

John Hancock GA Mortgage Trust

Notes to financial statements 12-31-25

an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC) and the Distributor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays an annual fee rate of 0.22% of average net assets, accrued daily and paid quarterly in arrears.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2025 amounted to an annual rate of 0.03% of the fund’s average net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.

Co-investment. Pursuant to an Exemptive Order issued by the SEC, the fund is permitted to negotiate certain investments with entities with which it would be restricted from doing so under the 1940 Act, such as the Advisor and its affiliates. The fund is permitted to co-invest with affiliates if certain conditions are met. For example, the Advisor makes an independent determination of the appropriateness of the investment for the fund. Also, a “required majority” (as defined in the 1940 Act) of the fund’s independent trustees make certain conclusions in connection with a co-investment transaction as set forth in the order, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the fund and shareholders and do not involve overreaching by the fund or shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of shareholders and is consistent with the fund’s investment objective and strategies. During the year ended December 31, 2025, investments entered into by the fund pursuant to the exemptive order amounted to $422,163,235.

5. Fund share transactions

Affiliates of the fund owned 100% of shares of the fund on December 31, 2025.

In January 2019, the Board of Trustees approved a tender offer repurchase policy for the fund. The share repurchase program does not obligate the fund to purchase a specific amount of shares. There were no share repurchases during the year ended December 31, 2025.

6. Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $422,163,235 and $82,174,631, respectively, for the year ended December 31, 2025. Purchases and sales of U.S. Treasury obligations aggregated $155,991,430 and $218,960,750, respectively, for the year ended December 31, 2025.

7. Segment reporting

The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in

John Hancock GA Mortgage Trust

Notes to financial statements 12-31-25

net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.

Shape the future
with confidence

Ernst & Young LLP

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of John Hancock GA Mortgage Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of John Hancock GA Mortgage Trust (the “Fund”), including the portfolio of investments, as of December 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audits.

We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more John Hancock investment companies since 2019.

Boston, Massachusetts

February 25, 2026

John Hancock GA Mortgage Trust

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2025.

The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.

Qualified Interest Income (QII)

Non Resident Alien (NRA) shareholders are normally subject to a 30% (or lower tax treaty rate depending on the country) NRA withholding tax on income and short-term capital gain dividends paid by a mutual fund, unless such dividends are designated as qualified interest income or qualified short-term capital gains, and therefore exempt from NRA withholding tax. Under the American Jobs Creation Act of 2004, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2025 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code.

	Q1	Q2	Q3	Q4
QII	99.82%	99.56%	99.35%	99.43%

John Hancock GA Mortgage Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Investment Objective

The fund’s investment objective is to generate current income, and to a lesser extent, capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund will seek to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in commercial mortgage loans. The fund’s investments in commercial mortgage loans may include fee simple mortgages and leasehold mortgages. The fund will only invest in United States dollar-denominated loans secured by property within the

United States or its territories that are sourced by the Real Estate Finance Group of John Hancock Life Insurance Company (U.S.A.) or the Advisor and that are serviced by the Advisor or its affiliates. Commercial mortgage loans are fixed-income instruments, whereby loans are secured by income producing commercial real estate properties, with a mortgage on the real estate securing the collateral. The collateral for a fee simple mortgage consists of the borrower owned land and all improvements. The collateral for a leased fee mortgage (a type of fee simple mortgage) consists of the land only and the borrower’s income from its ground lease to a tenant (the tenant owns the improvements). The collateral for a leasehold mortgage consists of the borrower’s leasehold interest as the ground tenant in a ground lease. The fund may invest in loans either by transacting directly with the borrower or acquiring loans in secondary market transactions. The fund will typically invest in loans secured by stabilized assets, focusing on certain property types, which include retail, office, industrial and multi-family. The fund will selectively invest in loans secured by mixed use properties, hotels, parking facilities, and self-storage properties. The fund may also invest in subordinated debt obligations, including mezzanine debt, to the extent permitted by the fund’s investment restrictions. The fund will be concentrated in the commercial mortgage industry.

Commercial mortgage loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower.

The Advisor undertakes a comprehensive due diligence process, which includes a credit review and internal loan rating process as well as review of loan terms and collateral. The fund may invest in loans of any credit quality, although under normal circumstances the majority of the fund’s investments will be investment-grade as determined by the Advisor. The fund’s investment policies are based on credit ratings or equivalent assessments at the time of purchase. The fund may invest in loans of any maturity and duration.

The fund’s investments may also include original-issue discount instruments and contractual ￿payment-in-kind,￿ or PIK, interest arrangements.

Principal Risks

An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.

The fund’s main risks are listed below in alphabetical order, not in order of importance.

Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.

Commercial mortgage loans risk. Commercial real estate loans are generally not fully amortizing, which means that they may have a significant principal balance or balloon payment due on maturity. In certain situations, and during periods of credit distress, the unavailability of real estate financing may lead to default by a commercial borrower. In addition, in the absence of any such takeout financing, the ability of a borrower to repay a loan secured by an income-producing property will depend upon the successful operation of such

John Hancock GA Mortgage Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. In the event of any default under a mortgage or real estate loan held directly by the fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage or real estate loan, which could have a material adverse effect on the profitability of the fund.

Concentration risk. Because the fund focuses on a single industry or sector of the economy, its performance depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting that industry or sector than a fund that invests more broadly across industries and sectors.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial Institutions could suffer losses as interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed.

Changes in a security’s credit quality may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal repurchase requests. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mezzanine loans risk. Real estate mezzanine loans made to a mezzanine borrower are secured by the mezzanine borrower’s equity interest in its mortgage borrower. As a mezzanine lender, the Advisor’s advisory clients will have no lien on the real property as collateral for the mezzanine loan. Instead the value of the mezzanine collateral is the value of the real property above the amount of the mortgage loan(s). As a result, upon foreclosure of the mezzanine loan, the mezzanine lender typically becomes the owner of the mortgage borrower and, consequently, the indirect owner of the mortgaged property. The ability (or inability) of the mortgage borrower (or the mezzanine lender, if the mezzanine loan is foreclosed) to continue to service the mortgage liens is a key risk.

John Hancock GA Mortgage Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Risks of Investing in Commercial Mortgage Loans secured by Ground Leases. The real property and repayment issues for a leasehold mortgage loan secured by the commercial borrower’s interest as the ground tenant in a ground lease are similar to the risks associated with a fee simple commercial mortgage loan. The leasehold mortgage’s main distinction is the type of property interest. The commercial borrower does not own the land and it may or may not own any improvements. Instead, the commercial borrower has a long term right to use the land. A leasehold loan is usually non-recourse in nature. Therefore, if a commercial borrower defaults on the leasehold loan, then the options for financial recovery are limited in nature, again similar to a fee simple mortgage. The options typically being either a negotiated settlement or amendment to the terms of the leasehold loan, or foreclosure. In the event of default, the lender will have no right to assets beyond the collateral attached to the leasehold loan. The leasehold loan documents include a provision that a default under the ground lease is a default under the leasehold loan. Therefore, in the event the lender exercises remedies and forecloses, the ground lease remains in place and the lender succeeds to the interests of the commercial borrower and becomes the ground tenant. Lender only gets rights granted to the borrower under the terms of the ground lease. The existence of lender’s collateral is contingent upon the existence of the ground lease. Lender has additional remedies under a leasehold loan that allow for negotiated solutions with the ground landlord that may include, right to notice of any default, right to cure any default, and right enter into a new lease on substantially the same terms as the original ground lease.

Subordinated liens on collateral risk. Certain debt investments that the fund may make will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the fund’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the fund under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the fund is so entitled. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

John Hancock GA Mortgage Trust

Board considerations (unaudited)

EVALUATION OF ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock GA Mortgage Trust (the fund) of the Advisory Agreement, between the fund and Manulife Investment Management Private Markets (US) LLC (the Advisor) (the Advisory Agreement). The Advisory Agreement was re-approved for an annual period at an in-person meeting on October 22, 2025. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately with counsel to the Independent Trustees to evaluate and discuss the information presented.

Continuation of Advisory Agreement

At an in-person meeting held on October 22, 2025, the Board, including all of the Independent Trustees, re-approved for an annual period the continuation of the Advisory Agreement. In considering the Advisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund and the Advisor, including (but not limited to), to the extent available, comparative performance (including performance information for an applicable benchmark index, comparable industry peer investment companies as determined by an independent third party (Industry Peers), comparable funds and accounts managed by the Advisor (Adviser Comparable Funds), if any, and aggregate performance information for commercial real estate whole loan providers). With respect to expenses, the Board also received comparable fee and expense information for Industry Peers and Adviser Comparable Funds, if any, The Board also received information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor, and other information provided by the Advisor regarding the nature, extent, and quality of services provided by the Advisor under the Advisory Agreement. The information received and considered by the Board in connection with the October meeting was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, provided to the fund by the Advisor’s affiliates. Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board was assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and discussed the proposed continuation of the Advisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In approving the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board noted that, at the meeting when the renewal of the Advisory Agreement is considered, particular focus is given to information concerning the comparability of fund performance and fees and expenses to Industry Peers and Adviser Comparable Funds, if any, profitability and economies of scale. However, the Board noted that the evaluation process with respect to the Advisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations with respect to the fund.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures

John Hancock GA Mortgage Trust

Board considerations (unaudited)

established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management and other programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, and for monitoring and reviewing the activities of third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including investment, operational, enterprise, regulatory and compliance risks.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs;

(b)the background, qualifications, and skills of the Advisor’s personnel;

(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e)the financial condition of the Advisor and whether it has the financial wherewithal to continue to provide a high level and quality of services to the fund;

(f)the Advisor’s initiatives intended to improve various aspects of the fund’s operations; and

(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)reviewed information prepared by management regarding the fund’s performance;

(b)considered the comparative performance of an applicable benchmark index;

(c)considered the performance of Industry Peers and Adviser Comparable Funds, if any, as included in the report prepared by an independent third-party provider of fund data; and

(d)took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the fund.

The Board noted that while it found the Industry Peer data generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the strategies, including the use of leverage, fund structures of the peers presented. In this regard the Board considered that management had represented

John Hancock GA Mortgage Trust

Board considerations (unaudited)

that the peer group is not an exact match for the fund as members of the peer group may vary in structure, hold varying types of instruments, and employ different approaches to investing in commercial mortgage loans which impacts the comparability of both performance and fees.

The Board noted that the fund outperformed its peer group median for the quarter-to-date and year-to-date periods ended June 30, 2025, but underperformed for the one-year, three-year and five-year periods ended June 30, 2025. The Board also noted that the fund outperformed its benchmark index for the quarter-to-date, year-to-date, one-year, three-year and five-year periods ended June 30, 2025. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index for quarter-to-date, year-to-date, one-year, three-year and five-year periods. The Board also took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to its peer group median for the one-year, three-year and five-year periods.

Fees and Expenses. The Board reviewed comparative information regarding the fund’s fees and expenses, including, among other data, the fund’s management fees and net total expenses as compared to other Industry Peers. The Board considered that the management fee and net total expenses were lower than the median advisory fee across the universe of funds presented and with respect to categories of funds that most closely align with the fund’s investment strategy. The Board noted that the peer group was imperfect given the unique investment strategy and structure of the Fund. The Board took into account management’s discussion of the fund’s expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to Adviser Comparable Funds and noted that Management stated that it did not manage any Adviser Comparable Funds relevant to the fund.

The Board concluded that the advisory fees paid by the fund are reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall Out Benefits. In considering the costs of the services provided and the profits realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:

(a)reviewed financial information of the Advisor;

(b)considered that the Advisor will also provide administrative services to the fund on a cost basis pursuant to a services agreement;

(c)noted that affiliates of the Advisor will provide placement agency services to the fund;

(d)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the fund;

(e)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, and regulatory risk; and

(f)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund.

Economies of Scale. In considering the extent to which the fund realizes any economies of scale and whether the fee level reflects these economies of scale for the benefit of the fund’s shareholders, the Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement. In considering the extent to which economies of scale would be realized if the fund grows and whether the fee level reflects these economies of scale, the Board: (a) reviewed the fund’s advisory fee structure and took into account management’s discussion of the fund’s advisory fee structure; and (b) also considered the potential effect of the fund’s future growth in size on its performance and fees.

***

John Hancock GA Mortgage Trust

Board considerations (unaudited)

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that continuation of the Advisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one- year period.

John Hancock GA Mortgage Trust

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and executed policies formulated by the Trustees.

	Term of Office and	Principal Occupation(s) During Past	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	5 Years	Complex Overseen by Trustee
Hassell H. McClellan2 (1945)	Trustee and Chairperson of the	Trustee of Berklee College of	179
	Board (since 2019)	Music (since 2022);
		Director/Trustee, Virtus Funds
		(2008–2020); Director, The
		Barnes Group (2010–2021);
		Associate Professor, The Wallace
		E. Carroll School of Management,
		Boston College (retired 2013).
		Trustee (since 2005) and
		Chairperson of the Board (since
		2017) of various trusts within the
		John Hancock Fund Complex.
Grace K. Fey2 (1946)	Trustee (since 2019)	Chief Executive Officer, Grace	179
		Fey Advisors (since 2007);
		Director and Executive Vice
		President, Frontier Capital
		Management Company
		(1988–2007); Director, Fiduciary
		Trust (since 2009). Trustee of
		various trusts within the John
		Hancock Fund Complex (since
		2008).
Deborah C. Jackson2 (1952)	Trustee (since 2019)	President, Cambridge College,	175
		Cambridge, Massachusetts
		(2011–2023); Board of Directors,
		Amwell Corporation (since 2020);
		Board of Directors,
		Massachusetts Women’s Forum
		(2018–2020); Board of Directors,
		National Association of Corporate
		Directors/New England

(2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.

John Hancock GA Mortgage Trust

Trustees and Officers

	Term of Office and	Principal Occupation(s) During Past	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	5 Years	Complex Overseen by Trustee
Ian Roke3 (1969)	Non-Independent Trustee (since	Global Head of Asset Liability	3
	2022); President (Chief Executive	Management for Manulife (since
	Officer and Principal Executive	2022); Vice President, Product
	Officer) (since 2020)	Support & Investment Strategy,
Global Asset Liability
Management for John Hancock
and Manulife (2013 - 2022).
Non-Independent Trustee, John
Hancock GA Trusts (since 2022)
and Manulife Private Credit Fund
(since 2023); President (Chief
Executive Officer and Principal
Executive Officer), John Hancock
GA Trusts (since 2020, including
prior positions) and Manulife
Private Credit Fund (since 2023,
including prior positions).
Principal Officers who are not Trustees
Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years

Heidi Knapp (1970)	Treasurer and Chief Financial	Vice President, John Hancock Life Insurance Company (U.S.A.)
	Officer (Principal Financial Officer	(since 2017, including prior positions); Vice President, John Hancock
	and Principal Accounting	Life Insurance Company of New York (since 2017, including prior
	Officer) (since 2019)	positions); Vice President, John Hancock Life & Health Insurance
Company (since 2017, including prior positions); Vice President,
Manulife Investment Management Private Markets (US) LLC (since
2017, including prior positions); Chief Treasurer and Chief Financial
Officer (Principal Financial Officer and Principal Accounting Officer),
John Hancock GA Trusts (since 2019, including prior positions) and
Manulife Private Credit Fund (since 2023, including prior positions).
Mercy Bishay (1978)	Chief Compliance Officer (since	Managing Director and Associate Chief Counsel, Manulife
	2026)	Investment Management Private Markets (since 2021, including prior positions); Vice President and Senior Counsel, Global Markets, State
Street Bank and Trust Company (2005-2021, including prior
positions); and Chief Compliance Officer, John Hancock GA Trusts
and Manulife Private Credit Fund (since 2026).
E. David Pemstein (1967)	Secretary and Chief Legal Officer	Senior Managing Director and Chief Legal Officer, Global General
	(since 2019)	Account, North American Investments, John Hancock and Manulife
(since 2015); Secretary and Chief Legal Officer, John Hancock GA

Mortgage Trust (since 2019), John Hancock GA Senior Loan Trust

(since 2020), and Manulife Private Credit Fund (2023-2024).

The business address for all Trustees and Officers is 197 Clarendon Street, Boston, Massachusetts 02116.

1Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2Member of the Audit Committee.

3The Trustee is a Non-Independent Trustee due to current positions with the Advisor and certain affiliates.

John Hancock GA Mortgage Trust

More information

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on the SEC’s website, sec.gov.

ITEM 2. CODE OF ETHICS.

As of the end of the year, December 31, 2025, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Grace K. Fey is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $92,400 and $92,400 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. Amounts billed to the registrant were $0 and $0 for fiscal years ended December 31, 2025 and December 31, 2024, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $15,750 and $15,750 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $0 and $0 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit- related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit-Related Fees, Tax Fees and All Other Fees

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended December 31, 2025, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $3,668,184 for the fiscal year ended December 31, 2025 and $2,789,791 for the fiscal year ended December 31, 2024.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Grace K. Fey - Chairperson

Hassell H. McClellan

Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management Private Markets (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of John Hancock GA Mortgage Trust is below. It provides a brief summary of their business careers over the past five years. Information is provided as of the filing date of this N-CSR.

Long Hoang

Director and Portfolio Manager

Began Investment Career: 1999

Joined John Hancock: 1998

Daniel A. Walker, CFA

Director and Portfolio Manager

Began Investment Career: 2012

Joined John Hancock: 2012

Adam T. Wise

Senior Managing Director and Portfolio Manager

Began career in 2000

Joined Adviser in 2007

Ying Yi

Managing Director and Portfolio Manager

Began career in 2007

Joined Adviser in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the other accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Long Hoang	1	$966.7	0	$0	0	$0

Daniel A. Walker	1	$966.7	0	$0	4	$7,154

Adam T. Wise	1	$966.7	0	$0	0	$0

Yi Ying	1	$966.7	0	$0	2	$11,899

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: For each portfolio manager in the above table, 1 account with total assets (in millions) of $966.7.

Conflicts of Interest. The portfolio managers serve in a dual capacity as officers of the Adviser and employees and officers of one or more John Hancock affiliated companies (John Hancock). In these roles the portfolio managers provide investment advice and/or investment management-related services to John Hancock as well the Adviser’s advisory client accounts. As such, there may be an incentive to favor one account over another, resulting in conflicts of interest. For instance, the Adviser or John Hancock may, for example, directly or indirectly, receive fees from an account that are higher than the fee (or other economic benefit) it receives from the Fund. In those instances, the portfolio managers may have an incentive to not favor the Fund over another account. The Adviser has adopted, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Compensation of Portfolio Managers. At the present time, the portfolio managers are paid by John Hancock a fixed annual salary as well as an employment compensation bonus that is currently based (in part) on the investment performance of certain accounts of John Hancock and its affiliates. This performance is independent of the Adviser’s account-level performance on behalf of its clients. However, since commercial mortgage loans are invested as part of a co-investment program, the performance of the underlying investments of the John Hancock GA Mortgage Trust do indirectly contribute to overall compensation of the portfolio management team.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2025, the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers in the Fund. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to- day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

		Range of
	Range of	Beneficial
		Ownership in
	Beneficial	similarly
	Ownership in the	managed
Portfolio Manager	Fund	accounts
Long Hoang	$0	$0
Daniel A. Walker	$0	$0
Adam T. Wise	$0	$0
Yi Ying	$0	$0

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock GA Mortgage Trust

By:	/s/ Ian Roke
------------------------------
Ian Roke
President,
Principal Executive Officer
Date:	February 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ian Roke
------------------------------
Ian Roke
President,
Principal Executive Officer
Date:	February 25, 2026
By:	/s/ Heidi Knapp
---------------------------
Heidi Knapp
Treasurer and Chief Financial
Officer,
Principal Financial Officer
Date:	February 25, 2026